EXHIBIT 99.1(B)

                            CERTIFICATION PURSUANT TO
                               18 U.S.C. ss.1350.
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                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
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     In  connection with the Quarterly Report of Knowledge Foundation, Inc. (the
"Company") on Form 10-Q for the period ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"). I, Robert A. Dietrich, Chief Financial Officer, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)     The  Report  fully complies with the requirements of Section 13(a) or 15
(d)  of  the  Securities  Exchanges  Act  of  1934;  and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/S/     Robert  A.  Dietrich
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     Robert  A.  Dietrich
                                        Chief  Financial  Officer